Bank of America Merrill Lynch 2015 Health Care Conference May 13, 2015 Transforming Healthcare from the Inside Exhibit 99.1

© 2015 PREMIER, INC.
Forward-looking statements—Certain statements included in this presentation, including, but not limited to, those related to our financial and business outlook, strategy and growth drivers, member retention rates and revenue visibility, cross and upsell opportunities, acquisition activities and pipeline, revenue available under contract, and 2015 financial guidance and related assumptions, are “forward-
looking statements” within the meaning of the federal securities laws. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of
Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,”
“intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside
Premier’s control. More information on potential risks and other factors that could affect Premier’s financial results is included, and updated, from time to time, in Premier’s periodic and current filings with the SEC, including Premier’s most recent Form 10-K for the year ended June 30, 2014. Forward-
looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements.
Non-GAAP financial measures—This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted
Accounting Principles in the United States. Our Form 10-Q for the quarter ended March 31, 2015, filed on or about May 12, 2015, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with this presentation.
Forward-looking statements and Non-GAAP financial
measures

© 2015 PREMIER, INC.
Our business at a glance
Alliance of approximately 3,400
hospitals – 68% of U.S. community
hospitals –
and 110,000 alternate
sites of care
Approximately 74% owned by
health systems ¹
~$41 billion in group purchasing
volume
Insights into ~1 out of every 3 U.S.
health system discharges
Integrated clinical, financial and
operational data
Over 500 sales/field and advisory
services employees that work with
and inside our member hospitals
Data as of September 30, 2014.
(1) As of April 30, 2015.
Premier’s unique customer alignment and data-driven intelligence platform allow us to help our health systems manage current
challenges and build for the future… all at the same time

HONORHEALTH
Adventist
HEALTH SYSTEM
BON SECOURS HEALTH SYSTEM
Carolinas HealthCare System
Banner Health
Catholic Health
Initiatives
Imagine better health.
MERCYHEALTH
COMMUNITY
MEDICAL CENTERS
Dignity Health
Henry Ford
HEALTH SYSTEM
GNYHA Services
JOHNS HOPKINS
MEDICINE
INOVA
Texas Health
Resources
UHS

4

© 2015 PREMIER, INC.
Partnership model drives innovation and growth
SCALE
» Represent ~68% of U.S. community hospitals
» Clinical, financial, operational data integrated on
PremierConnect
®
platform
» Insights into ~1 out of every 3 U.S. health system
discharges
» Approximately $41 billion in supply chain spend
» Manage ~1,900 contracts from ~1,100 suppliers
ALIGNMENT
» Members own ~74% of equity
(1)
» 10 health system board members
» Premier field force embedded in member hospitals
COMMITMENT
» Member owner average tenure ~15 years (76% at 10+ years)
» Members view Premier as strategic partner or organizational extension
CO-INNOVATION
» Co-develop solutions with members
» Committees composed of ~165 member hospitals
» ~1,100 hospitals in performance improvement
collaboratives
» Data Alliance Collaborative
Note: Data as of September 30, 2014.
(1) As of April 30, 2015.
© 2015 PREMIER, INC.

Unique business model generates multiple revenue drivers
Performance Services
27% of FY’14 consolidated revenue
INTEGRATED SALES/FIELD FORCE &
Become the data analytics “backbone”
with wrap-around services for cost and
quality improvement over the short term
and population health management
solutions over the long term
Change the game in supply chain,
uncover unmatched savings and value,
and lead the disruption of the industry
Note: Consolidated revenue is presented on a non-GAAP pro forma basis for Supply Chain Services. See reconciliation pages in the appendix.
Supply Chain Services
» Group purchasing
» Direct sourcing
» Specialty pharmacy
» Capital planning
73% of FY’14 consolidated revenue
© 2015 PREMIER, INC.

» SaaS-based informatics products
» PremierConnect
®
Enterprise
» Advisory services
» Performance improvement
collaboratives

PREMIER CONNECT™

PREMIERCONNECT
QUALITY & REGULATORY
PREMIERCONNECT
POPULATION HEALTH
PREMIERCONNECT
SAFETY
PREMIERCONNECT
OPERATIONS
PREMIERCONNECT
RESEARCH
PREMIERCONNECT
ENTERPRISE
PREMIERCONNECT DATA SERVICES
LAWSON
PeopleSoft
MCKESSON
MCKESSON
Allscripts
SIEMENS
KRONOS
LAWSON
Epic
MEDITECH
CERNER
CMS
Blue Cross Blue Shield
ANY DATA

© 2015 PREMIER, INC.
A platform for continuous performance improvement
Manage
Populations
Improve
Quality and Safety
Reduce
Costs
PREMIERCONNECT
SUPPLY CHAIN
BILLING PURCHASING CLAIMS CLINICAL FINANCIAL
Combines People, Process, and Technology

16%
$225.6
$261.7
3Q'14
3Q'15

15%
$167.0
$192.1
3Q'14
3Q'15

19%
$58.6
$69.6
3Q'14
3Q'15

14%
$91.3
$103.7
3Q'14
3Q'15

11%
$91.5
$101.6
3Q'14
3Q'15

29%
$20.3
$26.2
3Q'14
3Q'15

© 2015 PREMIER, INC.
the
Third-quarter consolidated and segment highlights
1
Consolidated
Net revenue (millions)
Supply Chain Services
Net revenue (millions)
Performance Services
Net revenue (millions)
Adjusted EBITDA
(millions)
Adjusted EBITDA (millions)
Adjusted EBITDA (millions)
(1) See non-GAAP Adjusted EBITDA and non-GAAP Segment Adjusted EBITDA reconciliations to GAAP equivalents in Appendix.

© 2015 PREMIER, INC.
Third-quarter non-GAAP adjusted fully distributed net income
1
$0.34 $0.38
Non-GAAP earnings per share on adjusted fully
distributed net income – diluted
(1) See non-GAAP adjusted fully distributed net income and non-GAAP earnings per share on fully distributed net income reconciliations to GAAP equivalents in Appendix
»
Calculates income taxes at
40% on pre-tax income,
assuming taxable C corporate
structure
»
Calculates adjusted fully
distributed earnings per
share, assuming total Class A
and B common shares held
by public
(in millions, except per share data)

© 2015 PREMIER, INC.
Fiscal 2015 annual guidance
1
1
Guidance is based on comparisons with prior-year non-GAAP pro forma results, which have been adjusted to reflect the impact of the company’s reorganization and IPO. The
Company does not reconcile guidance for adjusted EBITDA and non-GAAP adjusted fully distributed net income per-share to net income (loss) or GAAP earnings per share because the Company does not provide guidance for reconciling items between net income (loss) and adjusted EBITDA and non-GAAP adjusted fully distributed earnings per share. The Company is unable to provide guidance for these reconciling items since certain items that impact net income (loss) are outside of the Company’s control and cannot be reasonably predicted. Accordingly, a reconciliation to net income (loss) or GAAP earnings per share is not available without unreasonable effort.
Financial guidance for year ending June 30, 2015 (updated May 11, 2015):
Supply Chain Services growth driven by:
» 6%-7% net administrative fee revenue growth
» 27%-32% product revenue growth
» Continued high GPO retention rates
Guidance Assumptions:
Performance Services growth driven by:
» Continued demand for integrated offerings of SaaS-based
subscription and licensed products, advisory services and
collaboratives
» Continuation of high SaaS institutional renewal rates
Updated Pro Forma Previous
(in millions, except per share data) FY 2015 % YoY Change FY 2015
Net Revenue:
Supply Chain Services segment $720.0 - $733.0 13% - 15% $706.0 - $725.0
Performance Services segment $268.0 - $275.0 15% - 18% $268.0 - $275.0
Total Net Revenue $988.0 - $1008.0 14% - 16% $974.0 - $1000.0
Non-GAAP adjusted EBITDA $384.0 - $392.0 9% - 12% $382.0 - $390.0
Non-GAAP adjusted fully distributed EPS
$1.40 - $1.44 8% - 11% $1.40 - $1.44
Premier, Inc. updates full-year fiscal 2015 financial guidance, as follows:
Fiscal 2015 Financial Guidance

© 2015 PREMIER, INC.
Cash flow and capital flexibility at March 31, 2015
»
Year-to-date cash flow from operations of
$255.6 million
»
Third-quarter free cash flow of $59.5 million
1
»
Cash, cash equivalents and marketable
securities of $503.3 million
»
No outstanding borrowings on $750 million
five-year unsecured revolving credit facility
CONSIDERABLE CASH AND
DEBT CAPACITY
AVAILABLE
AMPLE CAPITAL
FLEXIBILITY FOR FUTURE
ACQUISITIONS AND
BUSINESS GROWTH
(1) Three months ended March 31, 2015. Company defines free cash flow as cash provided by operating activities less distributions to limited partners and purchases of property and equipment. See non-GAAP free cash flow reconciliation to GAAP equivalent in Appendix.

SYMMEDRx
Meddius
INTEGRATION DELIVERED
MEMdata
Equipping Hospitals
aperek
TheraDoc
S2S GLOBAL

© 2015 PREMIER, INC.
Strategic acquisitions address member needs
(Closed July 2013)
(Closed October 2013)
(Closed April 2014)
(Closed August 2014)
(Closed September 2014)
Company
Clinical & physician
preference cost reduction
Data acquisition from
multiple technologies
Health system capital
expenditure cost reduction
Supply chain technology
enablement
Quality & safety
improvement
Strategic Need
Direct sourcing
(Closed February 2015
1
)
(1) Purchased initial 60% ownership in 2011.  Remaining 40% minority interest purchased on February 2, 2015.

Physician preference item (PPI) management
Alternate site expansion
PREMIER
Supply Chain Services
Integrated pharmacy
Supply chain analytics, workflow

Population health management
Shared services / standardized care
Patient engagement and social interaction
PREMIER
Performance Services
Ambulatory clinical integration
Data acquisition and management

12 © 2015 PREMIER, INC. Attractive opportunities for further capital deployment Supply Chain Services Performance Services Diverse and growing end markets to drive Premier’s growth

13 © 2015 PREMIER, INC. Key investment differentiators Unique customer alignment Data-driven, technology enabled Diversified growth engine Compelling financial profile © 2015 PREMIER, INC. 13

Thank you For more information contact: Jim Storey Vice President, Investor Relations Premier, Inc. 704-816-5958 jim_storey@premierinc.com

© 2015 PREMIER, INC.
Appendix
“Data, data, everywhere...
…
and not a drop to
drink!”
Premier is a uniquely-aligned healthcare performance
improvement company that provides integrated data-analytics
and business intelligence to comprehensively reduce costs,
improve quality, and drive better patient outcomes.

© 2015 PREMIER, INC.
Our leadership team
Susan DeVore, President and CEO
11 years Premier; 26 years healthcare
Cap Gemini Ernst & Young
Mike Alkire, COO
10 years Premier; 11 years healthcare
Cap Gemini Ernst & Young
Craig McKasson, CFO
17 years Premier; 21 years healthcare
Ernst & Young
Jeff Lemkin, General Counsel
4 years Premier; 41 years healthcare
McDermott Will & Emery
Terry Linn, SVP, Strategy
4 years Premier; 31 years healthcare
Ernst & Young, American Medical International,
Charter Medical
Kelli Price, SVP, People
14 years Premier; 16 years healthcare
Malcolm Baldrige National Quality Award expert
Blair Childs, SVP, Public Affairs
7 years Premier; 26 years healthcare
AdvaMed
Durral Gilbert, President, Supply Chain Services
8 years Premier; 8 years healthcare
BDS Management, Wachovia Securities
Wes Champion, SVP, Performance Partners
7 years Premier; 23 years healthcare
Cap Gemini Ernst & Young, Accenture
Gary Long, SVP, Chief Sales Officer
2 years Premier; 21 years healthcare
McKesson
Andy Brailo, SVP, Member Field Services
13 years Premier; 21 years healthcare
Medibuy, Bard
Keith Figlioli, SVP, Informatics
5 years Premier; 11 years HIT
Eclipsys (acquired by Allscripts)
Jeff Petry, SVP, Marketing
17 years Premier; 23 years healthcare
Mezzia, The Advisory Board Company

© 2015 PREMIER, INC.
Our multiple business and growth drivers
1
GPO
Specialty
pharmacy
Direct
sourcing
SaaS-based
informatics
products
Performance
improvement
collaboratives
Advisory
services
Data
management/
warehousing
Business
Revenue Drivers FY’14 Results
1
Net Revenue
14%
Segment Adjusted
EBITDA
9%
Net Revenue
13%
Segment Adjusted
EBITDA
31%
Net Revenue
14%
Adjusted EBITDA
12%
Adjusted fully
distributed EPS
9%
Consolidated
• Administrative fees paid
by suppliers
• Drug reimbursement
• Fee for service
• Product sales of contract
manufactured items
• SaaS-based subscriptions
• Fee-for-service
• Fee-for-service
• SaaS-based subscriptions
• SaaS-based subscriptions
• Significant stickiness
• Strong visibility across
diverse revenue streams
(1)
Results are presented on a non-GAAP pro forma basis. See Adjusted EBITDA, Segment Adjusted EBITDA and fully distributed net income  reconciliation to
GAAP equivalent in the Appendix.
Net Revenue
11% - 14%
Adjusted EBITDA
8% - 11%
Adjusted fully
distributed EPS
7% - 11%

© 2015 PREMIER, INC.
MULTIPLE GROWTH
DRIVERS
• Consolidated double-digit net revenue and adjusted
EBITDA
(1)
growth
• Diversified revenue opportunities in Supply Chain Services and Performance Services
• Multiple emerging growth drivers
HIGH VISIBILITY
• High retention rates in both business segments
• 5-7 year contracts in Supply Chain Services and 3-5 year
SaaS-based subscription contracts in Performance Services
• Fiscal 2015 revenue visibility over 90%
ATTRACTIVE
ECONOMIC MODEL
• Significant cross and upsell opportunities in existing
member base
• High margins and low marginal cost to support new GPO
members and further penetration of existing GPO members
• SaaS-based products generate high returns on new wins
EVOLVING
BUSINESS MIX
• Investments in emerging growth initiatives will impact
adjusted EBITDA
(1)
margins, but enhance adjusted
EBITDA
(1)
growth
• Capital investments increase D&A, impacting near-term net
income margins
DISCIPLINED CAPITAL
DEPLOYMENT TRACK
RECORD
• Strong returns on acquired assets
• Strategic, financial and execution framework in place for
capital deployment
Demonstrated financial model and performance
(1) See Adjusted EBITDA reconciliation to GAAP equivalent in Appendix.

17%
$633.8
$740.5
3Q'14
3Q'15

17%
$464.1
$542.0
3Q'14
3Q'15

17%
$169.8
$198.4
3Q'14
3Q'15

14%
$257.8
$293.1
3Q'14
3Q'15

11%
$260.8
$290.2
3Q'14
3Q'15

25%
$54.4
$67.7
3Q'14
3Q'15

© 2015 PREMIER, INC.
the
Fiscal year-to-date nine-month financial highlights
1
Consolidated
Net revenue (millions)
Supply Chain Services
Net revenue (millions)
Performance Services
Net revenue (millions)
Adjusted EBITDA
(millions)
Adjusted EBITDA (millions)
Adjusted EBITDA (millions)
(1) Comparisons are with year-ago non-GAAP pro forma information that reflects the impact of the company’s reorganization and initial public offering.
See Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix.

© 2015 PREMIER, INC.
Significant Fiscal 2015 revenue visibility: 90+%
PERFORMANCE METRICS
1
FY 2015 FY 2014
3 Year
Average
Revenue available under contract $898M --- ---
GPO retention rate
2
--- 99% 97%
SaaS institutional renewal rate
3
--- 94% 94%
(1) As of fiscal year-end June 30, 2014
(2) The retention rate is calculated based upon the aggregate purchasing volume among all members participating in our GPO for such fiscal year less the annualized GPO purchasing volume for departed members for such fiscal year, divided by the aggregate purchasing volume among all members participating in our GPO for such fiscal year.
(3) The renewal rate is calculated based upon the total number of members that have SaaS revenue in a given period that also have revenue in the corresponding prior year period divided by the total number of members that have SaaS revenue in the same period of the prior year.
OVER 90%
FY 2015 REVENUE
GUIDANCE RANGE
ALREADY AVAILABLE
UNDER CONTRACT
HIGH GPO
RETENTION
AND SAAS
INSTITUTIONAL
RENEWAL RATES

© 2015 PREMIER, INC.
Expanding
supply chain
solutions
Steady acute
GPO growth
“Other”
Upside
Performance Services
Supply Chain Services
Non-acute and
complementary
services
expansion
Top Priority Strategic Initiatives
Expanded cost reduction
Non acute and pharmacy growth
Supply chain technology
Member
penetration
performance
services
New product
development
M&A and
growth
opportunities
Attributes
Strong
distribution
channel
Desired
expertise/
capabilities
Top Priority Strategic Initiatives
Clinical integration/ shared
services
Ambulatory data expansion
Population health capabilities
Multiple opportunities to drive long-term sustainable growth

© 2015 PREMIER, INC.
Structural implications of Premier, Inc.
Structure
Structured as “Up-C” with Premier, Inc. (parent C-Corp above operating partnership and subsidiaries)
Premier, Inc. formed with two classes of stock
• Class A shares held by public investors
• Class B shares allocated to member owners
22% of Limited Partner interests sold to public, 78% retained by member owners as
Class B units
Class B units eligible to exchange 1/7th per year, over seven-year period
Exchange of Class B units for A-shares (on a 1-for-1 basis) as B-units become eligible for exchange subject to ROFR by members owners and Premier, Inc.
First exchange on October 31, 2014, and subsequent company directed offering injected
3.9 million shares of liquidity into the public market, resulting in public ownership of 26%
and member owner interest of 74%
Given Up-C structure and differences between taxes paid by our Class A unit holder
(Premier GP) vs. distributions to our Class B unit holders (members owners), we calculate Adjusted Fully Distributed Net Income¹
for comparability purposes
Reflects taxes and net income as if the Company was a C-Corp for all periods presented
Class A and Class B shares will be used to calculate fully diluted EPS to eliminate variability due to member exchanges over time
Impact of IPO and
Exchange Process
Adjusted fully
distributed net
income
Share count
(1) See Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix

© 2015 PREMIER, INC.
Member owners allocated
income in operating
partnership based on
percentage ownership
Income tax expense equals
40% of income attributable
to Premier, Inc.
Member owners receive tax
distribution to cover any tax
liability on allocated income
Amount of retained
profitability in business
equal regardless of
ownership structure
Reflects 41% tax rate on
100% of pretax income
(assumes full C-Corp tax
treatment)
Amount paid for taxes equal
regardless of ownership
structure
Illustrative impact of ownership structure
Ownership
(1)
22% Class A /
78% Class B
Ownership
100% Class A
1 For illustrative purposes only. Ownership percentage is based on structure at the time of the October 2013 initial public offering and will change over time.
Income Statement
Net Revenue 500,000 500,000
Cost of Revenue 200,000 200,000
Gross Profit 300,000 300,000
Operating Expenses 140,000 140,000
Operating Income 160,000 160,000
Net Income Attributable to NCI in Premier LP (124,800) -
Pre-Tax Income Attributable to Premier Inc. 35,200 160,000
Income Tax Expense 14,080 64,000
Net Income Attributable to Premier, Inc.
21,120 96,000
Income Retained in Business
Net Income Attributable to Premier, Inc. 21,120 96,000
Net Income Attributable to NCI in Premier LP 124,800 -
Tax Distribution to Premier LP Limited Partners (49,920) -
Net Income Retained in Business
96,000 96,000
Adjusted Fully Distributed Net Income
Net Income Attributable to Premier, Inc. 21,120 96,000
Add:  Income Tax Expense 14,080 64,000
Add:  Net Income Attributable to NCI in Premier 124,800 -
Fully Distributed Income Before Income Taxes 160,000 160,000
Adjusted for income tax expense on fully
distributed net income before income taxes 64,000 64,000
Adjusted Fully Distributed Net Income
96,000 96,000
Income Taxes/Tax Distributions
Income Tax Expense 14,080 64,000
Tax Distribution to Class B Limited Partners 49,920 -
Total Tax, including tax distribution to limited
partners
64,000 64,000

© 2015 PREMIER, INC.
Fiscal 2014 and fiscal 2013 non-GAAP reconciliations
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
(Unaudited, in thousands) Adjustments Adjustments
Amount
% of Net
Revenue Amount Amount
% of Net
Revenue Amount
% of Net
Revenue Amount Amount
% of Net
Revenue
Net revenue:
Net administrative fees 464,837 $        51%          (41,263) $       423,574 $       49%          519,219 $ 60%          (105,012) $     414,207 $   54%
Other services and support 233,186           26% -                         233,186           27% 205,685     24% -                         205,685       27%
Services 698,023           77% (41,263)           656,760           76% 724,904     84% (105,012)        619,892       81%
Products 212,526           23% -                         212,526           24% 144,386     16% -                         144,386       19%
Net revenue 910,549           100% (41,263)           869,286           100% 869,290     100% (105,012)        764,278       100%
Cost of revenue:
Services 115,740           13% -                         115,740           13% 103,795     12% -                         103,795       14%
Products 191,885           21% -                         191,885           22% 133,618     15% -                         133,618       17%
Cost of revenue 307,625           34% -                         307,625           35% 237,413     27% -                         237,413       31%
Gross profit 602,924           66% (41,263)           561,661           65% 631,877     73% (105,012)        526,865       69%
Operating expenses:
Selling, general and administrative 294,421           33% -                         294,421           35% 248,301     29% -                         248,301       33%
Research and development 3,389                — % -                         3,389               — % 9,370         1% -                         9,370           1%
Amortization of purchased intangible assets 3,062                — % -                         3,062               — % 1,539         — % -                         1,539           — %
Total operating expenses 300,872           33% -                         300,872           35% 259,210     30% -                         259,210       34%
Operating income 302,052           33% (41,263)           260,789           30% 372,667     43% (105,012)        267,655       35%
Other income, net 58,274              6% -                         58,274             7% 12,145       1% -                         12,145         2%
Income before income taxes 360,326           40% (41,263)           319,063           37% 384,812     44% (105,012)        279,800       37%
Income tax expense 27,709              3% (3,239)             24,470             3% 9,726         1% 22,813            32,539         4%
Net income 332,617           37% (38,024)           294,593           34% 375,086     43% (127,825)        247,261       33%
Net (income) loss attributable to noncontrolling interest
in S2S Global (949)                   — % -                         (949)                 — % 1,479         — % -                         1,479           — %
Net income attributable to noncontrolling interest in
Premier LP (303,336)          (33)% 57,690            (245,646)         (28)% (369,189)   (42)% 150,726          (218,463)     (29)%
Net income attributable to noncontrolling interest (304,285)          (33)% 57,690            (246,595)         (28)% (367,710)   (42)% 150,726          (216,984)     (29)%
Net income attributable to shareholders 28,332 $          4% 19,666 $         47,998 $          6% 7,376 $      1% 22,901 $         30,277 $      4%
Adjustment of redeemable limited partners' capital to
redemption amount (2,741,588) $   nm - $                (2,741,588) $  nm - $          nm - $                - $            nm
Net income (loss) attributable to shareholders after
adjustment of redeemable partners' capital to
redemption amount
(2,713,256) $   nm 19,666 $         (2,693,590) $  nm 7,376 $      nm 22,901 $         30,277 $      nm
Adjusted EBITDA 392,288 $        43% (41,263) $       351,025 $       40% 419,025 $ 48% (105,012) $     314,013 $   41%
Adjusted Fully Distributed Net Income na na na 188,561 $       22% na na na 172,793 $   23%
nm - Not meaningful
na - Not applicable
Actual Actual Non-GAAP Pro Forma
Year Ended June 30,
2014 2013
Non-GAAP Pro Forma

© 2015 PREMIER, INC.
Fiscal 2014 and fiscal 2013 non-GAAP reconciliations
(Unaudited, in thousands)
Actual Adjustments
Non-GAAP
Pro Forma Actual Adjustments
Non-GAAP
Pro Forma
Reconciliation of Non-GAAP Pro Forma Net Revenue to Net Revenue:
Supply Chain Services 678,141 $      (41,263) $       636,878 $      664,076 $      (105,012) $     559,064 $
Performance Services 232,408 - 232,408 205,214 - 205,214
Net Revenue 910,549 (41,263) 869,286 869,290 (105,012) 764,278
Reconciliation of Net Income to Adjusted EBITDA and Reconciliation of
Segment Adjusted EBITDA to Income Before Income Taxes:
Net income 332,617 $      (38,024) $       294,593 $      375,086 $      (127,825) $     247,261 $
Interest and investment income, net (1,019) - (1,019) (965) - (965)
Income tax expense 27,709 (3,239) 24,470 9,726 22,813 32,539
Depreciation and amortization 36,761 - 36,761 27,681 - 27,681
Amortization of purchased intangible assets 3,062 - 3,062 1,539 - 1,539
EBITDA 399,130 (41,263) 357,867 413,067 (105,012) 308,055
Stock-based compensation expense 19,476 - 19,476 - - -
Acquisition related expenses 2,014 - 2,014 - - -
Strategic and financial restructuring expenses 3,760 - 3,760 5,170 - 5,170
Gain on sale of investment (38,372) - (38,372) - - -
Adjustment to tax receivable agreement liability 6,215 - 6,215 - - -
Other (income) expense, net 65 - 65 788 - 788
Adjusted EBITDA 392,288 $      (41,263) $       351,025 $      419,025 $      (105,012) $     314,013 $
Segment Adjusted EBITDA:
Supply Chain Services 396,470 $      (41,263) $       355,207 $      431,628 $      (105,012) $     326,616 $
Performance Services 73,898 - 73,898 56,456 - 56,456
Corporate (78,080) - (78,080) (69,059) - (69,059)
Adjusted EBITDA 392,288 (41,263) 351,025 419,025 (105,012) 314,013
Depreciation and amortization (36,761) - (36,761) (27,681) - (27,681)
Amortization of purchased intangible assets (3,062) - (3,062) (1,539) - (1,539)
Stock-based compensation expense (19,476) - (19,476) - - -
Acquisition related expenses (2,014) - (2,014) - - -
Strategic and financial restructuring expenses (3,760) - (3,760) (5,170) - (5,170)
Adjustment to tax receivable agreement liability (6,215) - (6,215) - - -
Equity in net income of unconsolidated affiliates (16,976) - (16,976) (11,968) - (11,968)
Deferred compensation plan expense (1,972) - (1,972) - - -
Operating income 302,052 (41,263) 260,789 372,667 (105,012) 267,655
Equity in net income of unconsolidated affiliates 16,976 - 16,976 11,968 - 11,968
Interest and investment income, net 1,019 - 1,019 965 - 965
Gain on sale of investment 38,372 - 38,372 - - -
Other income (expense), net 1,907 - 1,907 (788) - (788)
Income before income taxes 360,326 $      (41,263) $       319,063 $      384,812 $      (105,012) $     279,800 $
Year Ended June 30,
2014 2013

© 2015 PREMIER, INC.
Fiscal 2014 and fiscal 2013 non-GAAP reconciliations
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
(Unaudited, in thousands) 2014 2013
28,332 $           7,376 $
(41,263)             (105,012)
27,709              9,726
19,476              —
2,014                 —
3,760                 5,170
(38,372)             —
6,215                 —
3,062                 1,539
303,336            369,189
314,269            287,988
125,708            115,195
188,561 $         172,793 $
Non-GAAP Pro forma fully distributed income before income taxes
Income tax expense on fully distributed income before income taxes
Non-GAAP Pro Forma Adjusted Fully Distributed Net Income
Acquisition related expenses
Strategic and financial restructuring expenses
Gain on sale of investment
Adjustment to tax receivable agreement liability
Amortization of purchased intangible assets
Net income attributable to noncontrolling interest in Premier LP
Stock-based compensation expense
Year Ended June 30,
Net income attributable to shareholders
Pro forma adjustment for revenue share post-IPO
Income tax expense

© 2015 PREMIER, INC.
Fiscal 2014 and fiscal 2013 non-GAAP reconciliations
2014 2013
Reconciliation of numerator for GAAP EPS to Non-GAAP EPS on Adjusted Fully Distributed Net Income
Net income (loss) attributable to shareholders after  adjustment of redeemable limited partners' capital to redemption amount (2,713,256) $  7,376 $
Adjustment of redeemable limited partners' capital to redemption amount 2,741,588 -
Net income (loss) attributable to shareholders 28,332 7,376
Pro forma adjustment for revenue share post-IPO (41,263) (105,012)
Income tax expense 27,709 9,726
Stock-based compensation 19,476 —
Gain on sale of investment (38,372) —
Acquisition related expenses 2,014 —
Strategic and financial restructuring expenses 3,760 5,170
Adjustment to tax receivable agreement liability 6,215 —
Amortization of purchased intangible assets 3,062 1,539
Net income attributable to noncontrolling interest in Premier LP 303,336 369,189
Non-GAAP pro forma adjusted fully distributed income before income taxes 314,269 287,988
Income tax expense on fully distributed income before income taxes 125,708 115,195
Non-GAAP pro forma adjusted fully distributed net income 188,561 $    172,793 $
Reconciliation of denominator for GAAP EPS to Non-GAAP to Adjusted Fully Distributed Net Income
Weighted Average:
Common shares used for basic and diluted earnings per share 25,633 5,858
Potentially dilutive shares 124 -
Class A common shares outstanding 6,742 26,517
Conversion of Class B common units 112,584 112,608
Weighted average fully distributed shares outstanding - diluted 145,083 144,983
Reconciliation of GAAP EPS to Adjusted Fully Distributed EPS
GAAP income (loss) per share $        (105.85) $              1.26
Impact of adjustment of redeemable limited partners' capital to redemption amount $         106.96 $                  -
Impact of additions:
Pro forma adjustment for revenue share post-IPO $            (1.61) $          (17.93)
Income tax expense
$ 1.08 $              1.66
Stock-based compensation $        0.76 $                  -
Gain on sale of investment $            (1.50) $                  -
Acquisition related expenses $      0.08 $                  -
Strategic and financial restructuring expenses
$      0.15 $              0.88
Adjustment to tax receivable agreement liability $       0.24 $                  -
Amortization of purchased intangible assets $         0.12 $              0.26
Net income attributable to noncontrolling interest in Premier LP
$       11.83 $           63.02
Impact of corporation taxes $            (4.90) $         (19.66)
Impact of increased share count $            (6.06) $          (28.31)
Non-GAAP earnings per share on adjusted fully distributed net income - diluted $       1.30 $       1.19
Supplemental Financial Information - Reporting of Net Income and Earnings Per Share
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
(Unaudited)
(In thousands)
Year Ended
June 30,

© 2015 PREMIER, INC.
Fiscal 2015 and fiscal 2014 non-GAAP reconciliations
2015* 2014* 2015* 2014
Reconciliation of Pro Forma Net Revenue to Net Revenue:
Pro Forma Net Revenue
261,723 $         225,598 $        740,476 $       633,820 $
Pro forma adjustment for revenue share post-IPO — — — 41,263
Net Revenue
261,723 $         225,598 $        740,476 $       675,083 $
Net income
72,029 $           101,980 $        202,724 $       265,985 $
Pro forma adjustment for revenue share post-IPO — — — (41,263)
Interest and investment income, net (204) (400) (517) (641)
Income tax expense 2,026 9,413 12,107 24,461
Depreciation and amortization 11,538 9,396 33,107 26,952
Amortization of purchased intangible assets 2,554 802 6,598 2,158
EBITDA
87,943 121,191 254,019 277,652
Stock-based compensation 7,285 6,299 21,129 13,118
Acquisition related expenses 2,863 984 6,408 1,303
Strategic and financial restructuring expenses 2 733 1,281 3,614
Loss (gain) on investment 1,000 (37,850) 1,000 (37,850)
Adjustment to tax receivable agreement liability 1,073 — — —
Acquisition related adjustment - deferred revenue 3,563 — 9,224 —
Other expense (income), net 16 (52) 10 (56)
Adjusted EBITDA
103,745 $         91,305 $          293,071 $       257,781 $
Segment Adjusted EBITDA:
Supply Chain Services 101,600 $         91,477 $          290,210 $       302,076 $
Pro forma adjustment for revenue share post-IPO — — — (41,263)
Supply Chain Services
(including pro forma adjustment)
101,600 $         91,477 $          290,210 $       260,813 $
Performance Services 26,166 20,307 67,717 54,367
Corporate (24,021) (20,479) (64,856) (57,399)
Adjusted EBITDA
103,745 $         91,305 $          293,071 $       257,781 $
Depreciation and amortization (11,538) (9,396) (33,107) (26,952)
Amortization of purchased intangible assets (2,554) (802) (6,598) (2,158)
Stock-based compensation (7,285) (6,299) (21,129) (13,118)
Acquisition related expenses (2,863) (984) (6,408) (1,303)
Strategic and financial restructuring expenses (2) (733) (1,281) (3,614)
Adjustment to tax receivable agreement liability (1,073) — — —
Acquisition related adjustment - deferred revenue (3,563) — (9,224) —
Equity in net income of unconsolidated affiliates (5,197) (3,566) (14,812) (12,171)
Deferred compensation plan (income) expense (759) — 209 —
68,911 69,525 200,721 198,465
Pro forma adjustment for revenue share post-IPO — — — 41,263
Operating income
68,911 $         69,525 $        200,721 $     239,728 $
Equity in net income of unconsolidated affiliates 5,197 3,566 14,812 12,171
Interest and investment income, net 204 400 517 641
(Loss) gain on investment (1,000) 37,850 (1,000) 37,850
Other income (expense), net 743 52 (219) 56
Income before income taxes
74,055 $         111,393 $      214,831 $     290,446 $
* Note that no pro forma adjustments were made for the three and nine months ended March 31, 2015 and the three months ended March 31,
2014; as such, actual results are presented for each of these periods.
Three Months Ended
March 31,
Nine Months Ended
March 31,
Supplemental Financial Information - Reporting of Pro Forma Adjusted EBITDA
(Unaudited)
(In thousands)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
and Non-GAAP Adjusted Fully Distributed Net Income
Reconciliation of Net Income to Adjusted EBITDA and Reconciliation of Segment Adjusted EBITDA to Income Before Income Taxes:

© 2015 PREMIER, INC.
Fiscal 2015 and fiscal 2014 non-GAAP reconciliations
2015* 2014* 2015* 2014
Reconciliation of Non-GAAP Pro Forma Adjusted Fully Distributed Net Income:
Net income attributable to shareholders 12,209 $           13,525 $          30,753 $         19,453 $
Pro forma adjustment for revenue share post-IPO — — — (41,263)
Income tax expense 2,026 9,413 12,107 24,461
Stock-based compensation 7,285 6,299 21,129 13,118
Acquisition related expenses 2,863 984 6,408 1,303
Strategic and financial restructuring expenses 2 733 1,281 3,614
Loss (gain) on investment 1,000 (37,850) 1,000 (37,850)
Adjustment to tax receivable agreement liability 1,073 — — —
Acquisition related adjustment - deferred revenue 3,563 — 9,224 —
Amortization of purchased intangible assets 2,554 802 6,598 2,158
Net income attributable to noncontrolling interest in Premier LP 59,568 87,925 170,135 246,055
Non-GAAP pro forma adjusted fully distributed income before income taxes 92,143 81,831 258,635 231,049
Income tax expense on fully distributed income before income taxes 36,857 32,732 103,454 92,420
Non-GAAP Pro Forma Adjusted Fully Distributed Net Income
55,286 $         49,099 $        155,181 $     138,629 $
* Note that no pro forma adjustments were made for the three and nine months ended March 31, 2015 and the three months ended March 31,
2014; as such, actual results are presented for each of these periods.
Three Months Ended
March 31,
Nine Months Ended
March 31,
Supplemental Financial Information - Reporting of Pro Forma Adjusted EBITDA
(Unaudited)
(In thousands)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
and Non-GAAP Adjusted Fully Distributed Net Income

© 2015 PREMIER, INC.
Fiscal 2015 and fiscal 2014 non-GAAP reconciliations
2015 2014
Reconciliation of Non-GAAP Free Cash Flow to Net Cash Provided by Operating Activities:
Net cash provided by operating activities 101,860 $       90,173 $
Purchases of property and equipment (18,653) (13,823)
Distributions to limited partners (23,701) (17,419)
Non-GAAP free cash flow
59,506 $         58,931 $
Non-GAAP Adjusted EBITDA
103,745 $       91,305 $
Supplemental Financial Information - Reporting of Non-GAAP Free Cash Flow
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
(Unaudited)
(In thousands)
Three Months Ended
March 31,

© 2015 PREMIER, INC.
Fiscal 2015 and fiscal 2014 non-GAAP reconciliations
2015* 2014* 2015* 2014
Reconciliation of numerator for GAAP EPS to Non-GAAP EPS on Adjusted Fully Distributed Net Income
Net income (loss) attributable to shareholders after adjustment of redeemable
limited partners' capital to redemption amount (374,853) $       509,239 $       (781,216) $      (3,204,645) $
Adjustment of redeemable limited partners' capital to redemption amount 387,062 (495,714) 811,969 3,224,098
Net income attributable to shareholders 12,209            13,525 30,753             19,453
Pro forma adjustment for revenue share post-IPO — — — (41,263)
Income tax expense 2,026 9,413 12,107 24,461
Stock-based compensation 7,285 6,299 21,129 13,118
Acquisition related expenses 2,863 984 6,408 1,303
Strategic and financial restructuring expenses 2 733 1,281 3,614
Loss (gain) on investment 1,000 (37,850) 1,000 (37,850)
Adjustment to tax receivable agreement liability 1,073 — — —
Acquisition related adjustment - deferred revenue 3,563 — 9,224 —
Amortization of purchased intangible assets 2,554 802 6,598 2,158
Net income attributable to noncontrolling interest in Premier LP 59,568 87,925 170,135 246,055
Non-GAAP pro forma adjusted fully distributed income before income taxes 92,143 81,831 258,635 231,049
Income tax expense on fully distributed income before income taxes 36,857 32,732 103,454 92,420
Non-GAAP pro forma adjusted fully distributed net income
55,286 $         49,099 $       155,181 $     138,629 $
Reconciliation of denominator for GAAP EPS to Non-GAAP Adjusted Fully Distributed Net Income
Weighted Average:
Common shares used for basic and diluted earnings per share              37,316            32,375             35,066             23,394
Potentially dilutive shares                 1,148                  181                   845                   100
Class A common shares outstanding                       -                       -                        -                  8,981
Conversion of Class B common units            106,706          112,608           109,184           112,608
Weighted average fully distributed shares outstanding - diluted          145,170        145,164         145,095         145,083
Reconciliation of GAAP EPS to Adjusted Fully Distributed EPS
GAAP earnings (loss) per share $           (10.05) $          15.73 $          (22.28) $        (136.99)
Impact of adjustment of redeemable limited partners' capital to redemption amount $            10.37 $         (15.31) $           23.16 $         137.82
Impact of additions:
Pro forma adjustment for revenue share post-IPO $                  -   $                -   $                 -   $            (1.76)
Income tax expense $              0.05 $            0.29 $             0.35 $             1.05
Stock-based compensation $              0.20 $            0.19 $             0.60 $             0.56
Acquisition related expenses $              0.08 $            0.03 $             0.18 $             0.06
Strategic and financial restructuring expenses $              0.00 $            0.02 $             0.04 $             0.15
Loss (gain) on investment $              0.03 $           (1.17) $             0.03 $            (1.62)
Adjustment to tax receivable agreement liability $              0.03 $                -   $                 -   $                 -
Acquisition related adjustment - deferred revenue $              0.10 $                -   $             0.26 $                 -
Amortization of purchased intangible assets $              0.07 $            0.02 $             0.19 $             0.09
Net income attributable to noncontrolling interest in Premier LP $              1.60 $            2.72 $             4.85 $           10.52
Impact of corporation taxes $             (0.99) $           (1.01) $            (2.95) $            (3.95)
Impact of increased share count $             (1.11) $           (1.17) $            (3.36) $            (4.97)
Non-GAAP earnings per share on adjusted fully distributed net income - diluted $             0.38 $           0.34 $            1.07 $            0.96
* Note that no pro forma adjustments were made for the three and nine months ended March 31, 2015 and the three months ended March 31, 2014;
as such, actual results are presented for each of these periods.
Three Months Ended
March 31,
Nine Months Ended
March 31,
Supplemental Financial Information - Reporting of Net Income and Earnings Per Share
(Unaudited)
(In thousands, except per share data)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures